UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C.  20549

FORM 8-K/A
(Amendment No. 5)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 13, 2009

AMERICA’S CAR-MART, INC.
(Exact name of registrant as specified in its charter)

Texas	0-14939	63-0851141
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

802 SE Plaza Avenue, Suite 200, Bentonville, Arkansas 72712
 (Address of principal executive offices, including zip code)

(479) 464-9944
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 5 to Form 8-K (this “Amendment No. 5”), which amends the Current Report on Form 8-K of America’s Car-Mart, Inc. (the “Company”) originally filed with the Securities and Exchange Commission (the “Commission”) on November 17, 2009 and previously amended on Forms 8-K/A filed with the Commission on August 27, 2010, August 26, 2011, July 27, 2012 and July 2, 2013, respectively, is being filed to disclose certain information in the exhibits to the Form 8-K that was previously redacted pursuant to requests for confidential treatment filed with the Commission and Orders Granting Confidential Treatment issued by the Commission.

The employment agreement between the Company and Eddie L. Hight, as amended by the amendment attached as Exhibit 10.2 to this Amendment No. 5, was terminated upon Mr. Hight’s retirement from the position of Chief Operating Officer effective November 30, 2013, and as of such date, is no longer in effect.  The amendments to the employment agreements attached as exhibits to this Amendment No. 5 are being filed solely for the purpose of disclosing certain information previously redacted as described above.  No other changes have been made to the information reported in the Form 8-K, as previously amended by Amendment No. 4 to Form 8-K filed with the Commission on July 2, 2013 (“Amendment No. 4”).  This Amendment No. 5 does not otherwise modify or update in any way the disclosures made in Amendment No. 4.  Accordingly, the text of the original Form 8-K, as previously amended, is omitted from this Amendment No. 5.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description of Exhibit

10.1
Amendment No. 1 to Employment Agreement Between America’s Car-Mart, Inc. and William H. Henderson. (This agreement has been redacted pursuant to a confidential treatment request filed with the Securities and Exchange Commission on the date hereof.)

10.2
Amendment No. 1 to Employment Agreement Between America’s Car-Mart, Inc. and Eddie L. Hight. (This agreement has been redacted pursuant to a confidential treatment request filed with the Securities and Exchange Commission on the date hereof.)

10.3
Amendment No. 1 to Employment Agreement Between America’s Car-Mart, Inc. and Jeffrey A. Williams. (This agreement has been redacted pursuant to a confidential treatment request filed with the Securities and Exchange Commission on the date hereof.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA’S CAR-MART, INC.

Date: June 10, 2014	/s/ Jeffrey A. Williams
Jeffrey A. Williams
Chief Financial Officer and Secretary
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1
Amendment No. 1 to Employment Agreement Between America’s Car-Mart, Inc. and William H. Henderson.  (This agreement has been redacted pursuant to a confidential treatment request filed with the Securities and Exchange Commission on the date hereof.)

10.2
Amendment No. 1 to Employment Agreement Between America’s Car-Mart, Inc. and Eddie L. Hight.  (This agreement has been redacted pursuant to a confidential treatment request filed with the Securities and Exchange Commission on the date hereof.)

10.3
Amendment No. 1 to Employment Agreement Between America’s Car-Mart, Inc. and Jeffrey A. Williams.  (This agreement has been redacted pursuant to a confidential treatment request filed with the Securities and Exchange Commission on the date hereof.)